Exhibit 99.1

Media and Investor Contact:

Sean O’Brien

(404) 262-8462

sean.obrien@pgi.com

PGi Acquires Modality Systems, the World’s Largest Dedicated

Microsoft® Lync® Services and Software Firm

Move Adds Comprehensive Lync® Capabilities to PGi’s Growing Unified Communications & Collaboration Software and Services Portfolio; PGi Raises 2015 Financial Outlook

ATLANTA — February 5, 2015 — PGi (NYSE: PGI), the world’s largest pure-play provider of collaboration software and services, today announced the acquisition of Modality Systems Limited, the world’s largest dedicated Microsoft® Lync® services and software firm. PGi funded the purchase through its credit facility.

"Modality Systems is one of the most well-respected Lync® practices globally, and we are excited to deliver their unique value and expertise to our customers,” said Boland T. Jones, PGi founder, chairman and CEO. “Together with Modality, PGi empowers enterprises with a single trusted partner to support them through every stage of the unified communications process—design, implementation, user adoption, support and development—with the goals of boosting end-user success, driving productivity and maximizing the return on their Lync® investments.”

“Since starting Modality in 2007, we have focused on helping organizations improve collaboration, productivity and business processes through the successful implementation of Microsoft® Lync®,” said James Rodd, Modality co-founder and CEO. “PGi shares our intense focus and dedication to customer success, and we are thrilled to join forces to help companies worldwide reach their business goals through the power of unified collaboration.”

With over 75 employees and offices in London, Seattle, San Jose and Sydney, Modality Systems is home to 45 Lync® certified professionals, including six Lync® Most Valuable Professionals (MVPs) and three certified Lync® Masters; their collective expertise helped the practice earn the prestigious status of finalist for Communications Partner of the Year in the 2014 Microsoft® Partner of the Year awards. Modality has developed a suite of proprietary software applications and add-ons designed to extend the value of a Lync® environment, enhancing business processes across an organization and facilitating increased productivity for users.

“Modality has established a strong record of unlocking the value of Lync® for enterprises around the world,” said Giovanni Mezgec, General Manager of Lync® Product Marketing at Microsoft®. “By coming together with PGi, another long-standing Microsoft® partner, Modality increases its global reach and scale and is positioned to better serve Lync® customers everywhere.”

2015 Financial Outlook

The following statements are based on PGi’s current expectations. These statements contain forward-looking statements and company estimates and anticipated results, and actual results may differ materially. PGi assumes no duty to update any forward-looking statements made in this press release.

Modality Systems had 2014 revenue of approximately $11 million. PGi anticipates the acquisition will be neutral to non-GAAP diluted earnings per share in 2015.

Based on current business trends and current foreign currency exchange rates, and assuming no additional acquisitions, PGi anticipates that results in 2015 will be within the following ranges: non-GAAP revenues are projected to be in the range of $575-$585* million and non-GAAP diluted EPS from continuing operations are projected to be in the range of $0.89-$0.92*. These ranges include an estimated negative year-over-year impact from changes in foreign currency exchange rates of approximately $19 million and $0.03 to non-GAAP revenues and non-GAAP diluted EPS from continuing operations, respectively, which is greater than the projected negative impact included in the company’s 2015 financial outlook provided on January 22, 2015, due to the continued strengthening of the U.S. dollar. PGi anticipates that sales of its SaaS-based products will increase over 50% in 2015 compared to 2014.

* Non-GAAP Financial Measures

The company’s non-GAAP revenues exclude the impact of purchase accounting adjustments related to deferred revenue, and non-GAAP diluted earnings per share (EPS) from continuing operations projections exclude equity-based compensation, amortization expenses, non-recurring tax adjustments and related interest, restructuring costs, excise and sales tax expense and related interest, asset impairments, net legal settlements and related expenses, acquisition-related costs and the impact of purchase accounting adjustments related to deferred revenue. Management uses these measures internally as a means of analyzing the company’s current and future financial performance and identifying trends in our financial condition and results of operations. We have provided this information to investors to assist in meaningful comparisons of past, present and future operating results and to assist in highlighting the results of ongoing core operations. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure will be included in the company’s final 2014 fourth quarter and year-end earnings release.

Microsoft and Lync are either registered trademarks or trademarks of Microsoft Corporation in the United States and/or other countries.

About Premiere Global Services, Inc. │ PGi

PGi is the world’s largest pure-play provider of collaboration software and services. PGi’s unified collaboration platform empowers business users and teams to connect, share ideas and manage projects with the simplicity and everywhere-access of the latest cloud technologies. PGi has a global presence in 25 countries, and its award-winning solutions provide a collaborative advantage to nearly 50,000 enterprise customers, including 75% of the Fortune 100™. In the last five years, PGi has helped over a billion people worldwide connect, collaborate and get work done—in teams, large groups and one-on-one. For more information, visit PGi at pgi.com.

###

Statements made in this press release, other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties, many of which are beyond our control. Such forward-looking statements are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management's current expectations or beliefs as well as assumptions made by, and information currently available to, management. A variety of factors could cause actual results to differ materially from those anticipated in PGi's forward-looking statements, including, but not limited to, the following factors: competitive pressures, including pricing pressures; technological changes and the development of alternatives to our services; market acceptance of PGi’s SaaS products, including iMeet® and GlobalMeet®; our ability to attract new customers and to retain and further penetrate our existing customers; our ability to establish and maintain strategic reseller and distribution relationships; risks associated with challenging global economic conditions; price increases from our telecommunications service providers; service interruptions and network downtime, including undetected errors or defects in our software; technological obsolescence and our ability to upgrade our equipment or increase our network capacity; concerns regarding the security and privacy of our customers’ confidential information; future write-downs of goodwill or other intangible assets; greater than anticipated tax and regulatory liabilities; restructuring and cost reduction initiatives and the market reaction thereto; our level of indebtedness; risks associated with acquisitions and divestitures; indemnification claims from the sale of our PGiSend business; our ability to protect our intellectual property rights, including possible adverse results of litigation or infringement claims; regulatory or legislative changes, including further government regulations applicable to traditional telecommunications service providers and data privacy; risks associated with international operations and market expansion, including fluctuations in foreign currency exchange rates; and other factors described from time to time in our press releases, reports and other filings made with the Securities and Exchange Commission, including but not limited to the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2013. All forward-looking statements attributable to us or a person acting on our behalf are expressly qualified in their entirety by this cautionary statement. We do not undertake any obligation to update or to release publicly any revisions to forward-looking statements contained in this press release to reflect events or circumstances occurring after the date of this press release or the date of the statement, if a different date, or to reflect the occurrence of unanticipated events.